EXHIBIT 10.1

CONSENT AGREEMENT

AND AMENDMENT NO. 1 TO LOAN AGREEMENT

This CONSENT AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Agreement”), dated as of January 27, 2012, is by and among CAPELLA HEALTHCARE, INC. (the “Company” and a “Borrower”), THE BORROWING SUBSIDIARIES SIGNATORY HERETO (each a “Borrower” and together with the Company, “Borrowers”), THE GUARANTYING SUBSIDIARIES SIGNATORY HERETO (collectively, “Subsidiary Guarantors”), THE LENDERS PARTY TO THIS AGREEMENT, and BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

RECITALS:

A. The Borrowers, the Subsidiary Guarantors, the Lenders and the Agent are parties to that certain Loan and Security Agreement dated as of June 28, 2010 (as its terms have been amended, modified, waived or supplemented, the “Loan Agreement”).

B. National Healthcare of Hartselle, Inc. owns and operates Hartselle Medical Center, a hospital and professional office building located at 201 Pine Street, NW, Hartselle, Alabama (the “Hospital”) and Hartselle Physicians, Inc. owns and operates certain assets related to physician practices affiliated with the Hospital (the “Hartselle Assets”). The Company has made a business decision to close the Hospital on February 1, 2012 or March 1, 2012 (or such later date after certain Alabama state requirements are met). In connection with the closure, the Company believes it is in the Borrowers’ best interests to sell all of the Hartselle Assets, including all or substantially all of the existing Real Estate (the “Hartselle Real Property”), Accounts (the “Hartselle Accounts”) and Inventory (the “Hartselle Inventory”). The Company has an option to sell the Hartselle Real Property to Huntsville Hospital within 90 days of closure of the Hospital for $1,500,000, which it intends to exercise unless it finds another unrelated, third party buyer at a higher price. The sale of the Hartselle Accounts and/or the Hartselle Inventory (the “Subject Disposition”) requires consent of the Required Lenders under the terms of the Loan Agreement. The Hartselle Accounts have a book value of approximately $2,306,972 and the Hartselle Inventory has a book value of approximately $516,998. The Company intends to try to sell the Hartselle Accounts and/or Hartselle Inventory to Huntsville Hospital at the time of the closing of the Hospital or, alternatively, at the time of the sale of the Hartselle Real Property to Huntsville Hospital or other unrelated, third party buyer, if applicable, at a price to be negotiated.

C. The Borrowers and Guarantors have requested that the Required Lenders consent to the Subject Disposition and, in connection with the sale of all or any portion of the Hartselle Assets (in one or more transactions), the execution and delivery of such sale and purchase agreements by Borrowers and Guarantors as are reasonably required or approved by Agent (collectively, the “Purchase Agreements”), and the performance of Borrowers’ and Guarantors’ obligations under such Purchase Agreements, which may contain customary representations and warranties for healthcare transactions of this type, as well as reasonable indemnification and reimbursement obligations relating thereto or as approved by Agent (collectively, the “Purchase Agreement Obligations”).

D. The Borrowers and Guarantors have also requested that the Required Lenders amend certain provisions of the Loan Agreement to acknowledge that the disposition, liquidation or dissolution of an Immaterial Credit Party or Subsidiary that is not a Credit Party includes the sale of the assets of such Immaterial Credit Party or such Subsidiary.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Consent. Each of the undersigned Lenders hereby consents to (i) the Subject Disposition (in one or more transactions), free and clear of the liens and security interests of the Agent and Secured Parties, and (ii) the execution and delivery of any Purchase Agreement and performance of any Purchase Agreement Obligations as are reasonably required in connection with the Subject Disposition on terms the Company reasonably deems acceptable in the exercise of its business judgment, in each case, substantially consistent with the description set forth in the Recitals. The undersigned Lenders further hereby authorize and direct the Agent to execute such documents, instruments and UCC amendments as the Agent reasonably deems necessary or desirable to release any Liens of the Agent and Secured Parties with respect to an asset disposition authorized hereunder or to otherwise effectuate this consent upon the consummation of such disposition. This consent is given for the specific instance and for the limited purpose set forth herein.

SECTION 1.02 Amendment. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the existing clause (q) of the definition of “Permitted Asset Disposition” in the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

(q) a disposition of any Immaterial Credit Party or Subsidiary that is not a Credit Party or a sale of some or all of the assets thereof (in one or more transactions) in connection with a dissolution of such Immaterial Credit Party or Subsidiary that is not a Credit Party or in connection with the liquidation of its existing business or its change of operational business if (i) in the Company’s reasonable judgment, such disposition, liquidation or dissolution will not have a materially adverse impact on the financial condition or operations of the Credit Parties taken as a whole, (ii) such disposition, liquidation or dissolution will not cause the aggregate Revolver Loans to exceed the Borrowing Base, (iii) no Default or Event of Default exists or would result therefrom, (iv) prior written notice is given by Borrower Agent to Agent and (v) the aggregate of Borrowing Base assets owned by Immaterial Credit Parties disposed of in any Fiscal Year under this clause (q) does not exceed 5% of the Commitments unless otherwise approved by the Agent;

For the avoidance of doubt, the definitions of “Permitted Asset Disposition,” “Permitted Distributions,” and “Permitted Investment” contain (or are hereby deemed amended to contain) clauses (a) through (s), clauses (a) through (h), and clauses (a) through (r), respectively.

SECTION 1.03 Effectiveness. This Agreement and the consent contained herein shall become effective only upon the Agent’s receipt of duly executed counterparts of this Agreement which, when taken together, bear the authorized signatures of the Borrowers, the Subsidiary Guarantors, the Agent and the Required Lenders.

SECTION 1.04 Consent of the Subsidiary Guarantors. Each of the undersigned Subsidiary Guarantors hereby consents to and acknowledges the consent contained herein and confirms and ratifies its guaranty of the Obligations of the Borrowers pursuant to its Guaranty and its obligations under each other Loan Document to which it is a party.

SECTION 1.05 Representations and Warranties. Each Credit Party hereby represents and warrants to each Lender and the Agent, on the date hereof, that after giving effect to this Agreement, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document, are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date. No Default or Event of Default has occurred and is continuing.

SECTION 1.06 Instrument Pursuant to Loan Agreement. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

SECTION 1.07 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.08 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby confirmed in all respects.

SECTION 1.09 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of New York, and shall be further subject to the provisions of Sections 14.15 and 14.16 of the Loan Agreement.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS: CAPELLA HEALTHCARE, INC., a Delaware corporation

By:
Name:
Title:

CAPELLA HOLDINGS OF OKLAHOMA, LLC

CAPITAL MEDICAL CENTER HOLDINGS, LLC

CAPITAL MEDICAL CENTER PARTNER, LLC

CMCH HOLDINGS, LLC

COLUMBIA MEDICAL GROUP—SOUTH PITTSBURG, INC.

COLUMBIA OLYMPIA MANAGEMENT, INC.

CULLMAN COUNTY MEDICAL CLINIC, INC.

CULLMAN HOSPITAL CORPORATION

CULLMAN SURGERY VENTURE CORP.

FARMINGTON CLINIC COMPANY, LLC

FARMINGTON HEART & VASCULAR CENTER, LLC

FARMINGTON HOSPITAL CORPORATION

FARMINGTON MISSOURI HOSPITAL COMPANY, LLC

GRANDVIEW PHYSICIAN GROUP, LLC

HARTSELLE PHYSICIANS, INC.

JACKSONVILLE MEDICAL PROFESSIONAL SERVICES, LLC

JACKSONVILLE SURGICAL AND MEDICAL AFFILIATES, LLC

LAWTON HOLDINGS, LLC

LAWTON SURGERY INVESTMENTS COMPANY, LLC

MINERAL AREA PHARMACY AND DURABLE MEDICAL EQUIPMENT, LLC

MUSKOGEE HOLDINGS, LLC

By:
Name:
Title:

CONSENT AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT

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MUSKOGEE MEDICAL AND SURGICAL ASSOCIATES, LLC

MUSKOGEE PHYSICIAN GROUP, LLC

MUSKOGEE REGIONAL MEDICAL CENTER, LLC NATIONAL HEALTHCARE OF DECATUR, INC.

NATIONAL HEALTHCARE OF HARTSELLE, INC.

NATIONAL PARK CARDIOLOGY SERVICES, LLC

NATIONAL PARK FAMILY CARE, LLC

NATIONAL PARK PHYSICIAN SERVICES, LLC

NPMC HOLDINGS, LLC

NPMC, HOME HEALTH, LLC

NPMC, LLC

OREGON HEALTHCORP, LLC

PARKWAY MEDICAL CLINIC, INC.

QHG OF JACKSONVILLE, INC.

RIVER PARK HOSPITAL, INC.

RIVER PARK HOSPITALISTS, LLC

RIVER PARK PHYSICIAN GROUP, LLC

RUSSELLVILLE HOLDINGS, LLC

SEQUATCHIE VALLEY UROLOGY, LLC

SOUTHWESTERN EMERGENCY DEPARTMENT PHYSICIAN SERVICES, LLC

SOUTHWESTERN MEDICAL CENTER, LLC

SOUTHWESTERN NEUROSURGERY PHYSICIANS, LLC

SOUTHWESTERN PHYSICIAN SERVICES, LLC

SOUTHWESTERN RADIOLOGY ASSOCIATES, LLC

SOUTHWESTERN SURGICAL AFFILIATES LLC

SP ACQUISITION CORP.

SPARTA HOSPITAL CORPORATION

ST. MARY’S HOLDINGS, LLC

ST. MARY’S PHYSICIAN SERVICES, LLC

ST. MARY’S REAL PROPERTY, LLC

WESTERN WASHINGTON HEALTHCARE, LLC

WILLAMETTE VALLEY CLINICS, LLC

WILLAMETTE VALLEY MEDICAL CENTER, LLC

WPC HOLDCO, LLC

By:
Name:
Title:

CONSENT AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT

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AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:
Name:
Title:

CONSENT AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT

Signature Page

,
as a Lender

By:
Name:
Title:

CONSENT AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT

Signature Page

GRANTORS:

Each of the undersigned Grantors hereby acknowledges this Agreement and ratifies and confirms the Security Agreement is in full force and effect after giving effect to this Agreement.

CANNON COUNTY HOSPITAL, LLC

CAPITAL MEDICAL CENTER PHYSICIANS, LLC

CAPITAL MEDICAL CENTER SPECIALTY PHYSICIANS, LLC

COLUMBIA CAPITAL MEDICAL CENTER LIMITED PARTNERSHIP

HOT SPRINGS NATIONAL PARK HOSPITAL HOLDINGS, LLC

NATIONAL PARK REAL PROPERTY, LLC

WHITE COUNTY COMMUNITY HOSPITAL, LLC

WHITE COUNTY PHYSICIAN SERVICES, LLC

By:
Name:
Title:

CONSENT AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT

Signature Page